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                                                            Exhibit 10.83

         AMENDMENT NO. 6 TO CREDIT FACILITY AND SECURITY AGREEMENT


                  This Amendment No. 6 (the "Amendment") dated as of
January 31, 1999 to Credit Facility and Security Agreement by and between Bank One, NA ("Lender"), Lexington Precision Corporation ("LPC") and Lexington Components, Inc. ("LCI").

                  WHEREAS, Lender, LPC, and LCI are parties to a Credit Facility and Security Agreement dated as of January 31, 1997, including Rider A thereto (the "Agreement").

                  WHEREAS, LPC, LCI, and Lender desire to amend the Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                  1. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Agreement.

                  2. Section 2.A of Rider A to the Agreement is hereby amended in its entirety to read as follows:

                        (A) Maintain on a basis consolidated with LPC's direct and indirect subsidiaries at all times a Tangible Net Worth equal to or greater than (i) TEN MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($10,400,000) from June 30, 1998 through June 30, 1999; (ii) ELEVEN
      MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($11,400,000) from July 1, 1999 through December 30, 1999; and (iii) TWELVE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($12,400,000) on and after December 31, 1999.

                  3. Section 2.E of Rider A to the Agreement is hereby deleted in its entirety.

                  4. Except as specifically amended herein, the Agreement remains in effect in accordance with its terms.







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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

                                          BANK ONE, NA



                                          By:    Mark Corr
                                             --------------------------------
                                          Title: Assistant Vice President
                                                 ----------------------------



                                          LEXINGTON PRECISION CORPORATION



                                          By:    Warren Delano
                                             --------------------------------
                                                 Warren Delano
                                                 President



                                          LEXINGTON COMPONENTS, INC.



                                          By:    Warren Delano
                                             --------------------------------
                                                 Warren Delano
                                                 President